KRANE SHARES TRUST

KFA Mount Lucas Index Strategy ETF (the “Fund”)

Supplement dated October 28, 2022 to the currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information, as each may be supplemented

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2022.

Effective November 11, 2022, the name of the KFA Mount Lucas Index Strategy ETF is changed to KFA Mount Lucas Managed Futures Index Strategy ETF. Accordingly, all references to the KFA Mount Lucas Index Strategy ETF are replaced with KFA Mount Lucas Managed Futures Index Strategy ETF.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.